Exhibit 4.28

JPMORGAN CHASE BANK, N.A.
GLOBAL TRADE OPERATIONS
10420 HIGHLAND MANOR DRIVE, FLOOR 04
TAMPA, FL 33610-9128
SWIFT: CHASUS33

TO:
ARCOS DORADOS BV
Barbara Strozzilaan 101
1083 HN Amsterdam
NETHERLANDS

Date: 02 Nov 2021
Subject: Acknowledgement Advice for Standby Letter of Credit Amendment
Our Reference: TFTS-865131

Dear Sir/Madam,

Standby LC Reference	:	TFTS-865131
Account Party	:	ARCOS DORADOS BV
BARBARA STROZZILAAN 101
1083 HN AMSTERDAM
THE NETHERLANDS
Beneficiary	:	MCDONALD’S LATIN AMERICA, LLC
ONE MCDONALD’S PLAZA
OAK BROOK, ILLINOIS 60523
U.S.A.

As per your request we have issued our Irrevocable Standby Letter of Credit Amendment under our reference number stated above.

We hereby enclose the copy of the Irrevocable Standby Letter of Credit Amendment for your information and record purpose.

All inquiries regarding this transaction may be directed to our Client Service Group quoting our reference TFTS-865131 using the following contact details:
Telephone Number: 1-800-634-1969
Email Address: gts.client.services@jpmchase.com

This is a computer generated document and therefore does not require a signature

Organized under the laws of U.S.A. with limited liability
United States	TFTS-865131	02 Nov 2021	Page – 1/2

Continuation of our Reference    TFTS-865131

COPY OF STANDBY LETTER OF CREDIT AMENDMENT

TO: MCDONALD’S LATIN AMERICA, LLC
ONE MCDONALD’S PLAZA
OAK BROOK, ILLINOIS 60523
U.S.A.

DATE : 02 Nov 2021
SUBJECT: STANDBY LETTER OF CREDIT AMENDMENT
OUR REFERENCE: TFTS-865131

DEAR SIR/MADAM,

AMENDMENT NUMBER	:	2
ACCOUNT PARTY	:	ARCOS DORADOS BV
		BARBARA STROZZILAAN 101
		1083 HN AMSTERDAM
		THE NETHERLANDS

WE HEREBY AMEND THE ABOVE REFERENCED STANDBY LETTER OF CREDIT AS FOLLOWS:

NEW EXPIRY DATE        : 11 JUN 2024

ALL OTHER TERMS AND CONDITIONS OF THE STANDBY LETTER OF CREDIT REMAIN UNCHANGED.

All inquiries regarding this transaction may be directed to our Client Service Group quoting our reference
TFTS-865131 using the following contact details:
Telephone Number: 1-800-634-1969
Email Address: gts.client.services@jpmchase.com

END OF COPY

Organized under the laws of U.S.A. with limited liability
United States	TFTS-865131	02 Nov 2021	Page – 2/1

Buenos Aires, October 27th, 2021

JPMorgan Chase Bank, N.A.
Ref: SBLC nr NUSCGS009466

Dear all,

We formally request the extension of the Irrevocable Standby Letter of Credit TPS # NUSCGS009466 / legacy LC # TFTS-865131 from November 6, 2021 to the date June 11, 2024.

Very truly yours,

Arcos Dorados B.V.

By:	/s/ Lucas Brizuela
Name: Lucas Brizuela
Title: Corporate Treasurer